EX99.23(a)(2)(A)

                ARTICLES OF INCORPORATION
                            OF
           D. L. BABSON MONEY MARKET FUND, INC.

        FIRST: I, THE UNDERSIGNED, ALFRED J. HOFFMAN, WHOSE POST-OFFICE ADDRESS IS 6701 HIGH DRIVE, SHAWNEE MISSION, KANSAS 66208, BEING AT LEAST TWENTY-ONE YEARS OF AGE, D0, UNDER AND
BY VIRTUE OF THE GENERAL LAWS OF THE STATE OF MARYLAND AUTHORIZING THE FORMATION OF CORPORATIONS, ASSOCIATE MYSELF AS INCORPORATOR WITH THE INTENTION OF FORMING A CORPORATION (HEREINAFTER CALLED THE "CORPORATION").

        SECOND: THE NAME OF THE CORPORATION IS D. L. BABSON MONEY
MARKET FUND, INC.

        THIRD: THE PURPOSE FOR WHICH THE CORPORATION IS FORMED IS TO ACT AS AN OPEN-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND TO EXERCISE AND ENJOY ALL OF THE POWERS, RIGHTS AND PRIVILEGES GRANTED TO, OR CONFERRED UPON, CORPORATIONS OF A SIMILAR CHARACTER BY THE GENERAL LAWS OF THE STATE OF MARYLAND NOW OR HEREAFTER IN FORCE.

        FOURTH: THE POST-OFFICE ADDRESS OF THE PRINCIPAL OFFICE OF THE CORPORATION IN THIS STATE IS C/O THE CORPORATION TRUST INCORPORATED FIRST MARYLAND BUILDING, 25 SOUTH CHARLES STREET, BALTIMORE, MARYLAND 21201. THE NAME OF THE RESIDENT AGENT OF THE CORPORATION IN THIS STATE IS THE CORPORATION TRUST INCORPORATED, A CORPORATION OF THIS STATE, AND THE POST-OFFICE ADDRESS OF THE RESIDENT AGENT IS FIRST MARYLAND BUILDING, 25 SOUTH CHARLES STREET, BALTIMORE, MARYLAND 21201.

        FIFTH: THE TOTAL NUMBER OF SHARES OF STOCK WHICH THE CORPORATION SMALL HAVE AUTHORITY TO ISSUE IS 1,000,000,000 SHARES OF A PAR VALUE OF ONE CENT ($0.01) PER SHARE AND AN AGGREGATE PAR VALUE OF $10,000,000, ALL OF ONE CLASS CALLED COMMON STOCK, EACH OF WHICH SHALL BE ENTITLED TO FULL AND EQUAL VOTING RIGHTS.

          (A) THE HOLDERS OF EACH SHARE OF STOCK OF THE
CORPORATION SHALL BE ENTITLED TO ONE VOTE FOR EACH FULL SHARE,
AND A FRACTIONAL VOTE FOR EACH FRACTIONAL SHARE OF STOCK THEN
STANDING IN HIS OR HER NAME ON THE BOOKS OF THE CORPORATION.

          (B) THE BOARD OF DIRECTORS MAY FROM TIME TO TIME DECLARE AND PAY DIVIDENDS OR DISTRIBUTIONS, IN STOCK OR IN CASH, ON ALL ISSUED AND OUTSTANDING SHARES OF STOCK, THE AMOUNT OF SUCH DIVIDENDS AND DISTRIBUTIONS AND THE PAYMENT OF THEM BEING WHOLLY IN THE DISCRETION OF THE BOARD OF DIRECTORS AND PAYABLE ONLY OUT OF EARNINGS, SURPLUS, OR OTHER LAWFULLY AVAILABLE ASSETS BELONGING TO THE CORPORATION.

          (C) EACH HOLDER OF ANY SHARE OF STOCK OF THE
CORPORATION, WHO SHALL SURRENDER HIS CERTIFICATE IN GOOD DELIVERY FORM TO THE CORPORATION OR WHO, IF THE SHARES IN QUESTION ARE NOT REPRESENTED BY CERTIFICATES, SHALL DELIVER TO THE CORPORATION A WRITTEN REQUEST IN GOOD ORDER SIGNED BY THE SHAREHOLDER, SHALL BE ENTITLED TO REQUIRE THE CORPORATION, TO THE EXTENT THAT THE CORPORATION HAS ASSETS LAWFULLY AVAILABLE THEREFOR AND OUT OF SUCH ASSETS, BUT NOT OTHERWISE, TO REDEEM ALL OR ANY PART OF THE SHARES OF SUCH STOCK STANDING IN THE NAME OF SUCH HOLDER ON THE BOOKS OF THE CORPORATION, AT THE NET ASSET VALUE OF SUCH SHARES, DETERMINED IN THE MANNER AND AS OF THE TIME, AND PAYABLE AS PROVIDED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE CORPORATION SHALL MAKE PAYMENT FOR ANY SUCH SHARES TO BE REDEEMED AS AFORESAID, IN CASH, OR IF IN THE OPINION OF THE BOARD OF DIRECTORS, WHICH SHALL BE CONCLUSIVE, CONDITIONS EXIST WHICH MAKE PAYMENT WHOLLY IN CASH UNWISE OR UNDESIRABLE, THE CORPORATION MAY MAKE PAYMENT WHOLLY OR PARTLY IN SECURITIES OR OTHER PROPERTY BELONGING TO THE CDRPORATION, THE VALUE OF WHICH SHALL BE DETERMINED AND IN THE MANNER HEREINAFTER PROVIDED. THE CORPORATION MAY, TO THE EXTENT NECESSARY, SELL OR CAUSE TO BE SOLD, ANY SECURITIES BELONGING TO THE CORPORATION TO PROVIDE CASH FOR SUCH REDEMPTION BY IT OF THE SHARES OF THE CORPORATION.

             (1) THE BOARD OF DIRECTORS OF THE CORPORATION MAY, IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, SUSPEND THE RIGHT OF THE HOLDERS OF ANY SHARES OF STOCK OF THE CORPORATION TO REQUIRE'THE CORPORATION TO REDEEM SUCH SHARES.

             (2) THE BOARD OF~DIRECTORS, IN THE ECONOMIC
BEST INTERESTS OF THE CORPORATION AND IN ORDER TO REDUCE DISPROPORTIONATELY BURDENSOME EXPENSES IN SERVICING STOCKHOLDER ACCOUNTS MAY, FROM TIME TO TIME, ESTABLISH UNIFORM STANDARDS WITH RESPECT TO THE MINIMUM VALUE OF A STOCKHOLDER ACCOUNT OR A MINIMUM INVESTMENT WHICH MAY BE MADE BY A STOCKHOLDER. THE BOARD OF DIRECTORS, BY RESOLUTION AND
WITHOUT: THE VOTE OR CONSENT OF STOCKHOLDERS, MAY REQUIRE THAT THE AGGREGATE NET ASSET VALUE OF A STOCKHOLDER ACCOUNT SHALL NOT BE LESS THAN THE MINIMUM INITIAL INVESTMENT REQUIREMENT OF THE CORPORATION AT THE TIME OF THE RESOLUTION. THE RESOLUTION MAY AUTHORIZE THE CORPORATION TO CLOSE THOSE STOCKHOLDER ACCOUNTS NOT MEETING THE SPECIFIED MINIMUM STANDARD OF VALUE BY REDEEMING ALL OF THE SHARES IN SUCH ACCOUNTS, PROVIDED THAT THERE IS MAILED TO EACH AFFECTED STOCKHOLDER ACCOUNT, AT LEAST SIXTY (60) DAYS PRIOR TO THE PLANNED REDEMPTION DATE, A NOTICE SETTING FORTH THE MINIMUM ACCOUNT SIZE REQUIREMENT AND THE DATE ON WHICH THE ACCOUNT WILL BE CLOSED IF THE MINIMUM SIZE REQUIREMENT IS NOT MET PRIOR TO SAID CLOSING: DATE.

           (D) THE AGGREGATE NET ASSET VALUE OF THE CORPORATION SHALL BE DETERMINED IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND WITH GENERALLY ACCEPTED
ACCOUNTING PRINCIPLES, BY DIVIDING THE TOTAL VALUE OF ITS ASSETS LESS ANY LIABILITIES, BY ITS TOTAL OUTSTANDING SHARES.

        SIXTH: THE SHARES OF STOCK OF THE CORPORATION MAY BE ISSUED TO SUCH PERSONS AND AT SUCH PRICES FROM TIME TO TIME AS THE BOARD OF DIRECTORS MAY DETERMINE. SUCH ISSUANCE SHALL BE ON A NON-ASSESSABLE BASIS. NO HOLDER OF SHARES OF STOCK SHALL HAVE PREEMPTIVE RIGHTS, AND THE CORPORATION SHALL HAVE THE RIGHT TO ISSUE AND SELL TO ANY PERSON OR PERSONS ANY SHARES OF ITS STOCK OR ANY OPTION RIGHTS EXERCISABLE FOR, OR SECURITIES CONVERTIBLE INTO SHARES OF ITS STOCK WITHOUT FIRST OFFERING SUCH SHARES, RIGHTS OR SECURITIES TO THE HOLDERS OF ANY SHARES.

        SEVENTH: THE NUMBER OF DIRECTORS OF THE CORPORATION AND
THEIR TERMS OF OFFICE SHALL BE DETERMINED FROM TIME TO TIME BY
THE DIRECTORS PURSUANT TO THE TO THE BY-LAWS OF THE
CORPORATION. SUCH NUMBER INITIALLY SHALL BE SEVEN (7) BUT
SHALL NEVER BE LESS THAN THREE, THE NAMES OF THE INITIAL
DIRECTORS ARE:

        F. WILLIAM FREEMAN
        STEPHEN W. HARRIS

WHO SHALL SERVE UNTIL THE 1980 ANNUAL MEETING OF STOCKHOLDERS9
OR UNTIL THEIR SUCCESSORS SHALL HAVE BEEN DULY ELECTED AND
SHALL HAVE QUALIFIED;

        WILLIAM J. SMITH
        LEONARD W. JOHNSON

WHO SHALL SERVE UNTIL THE 1981 ANNUAL MEETING OF STOCKHOLDERS,
OR UNTIL THEIR SUCCESSORS SHALL HAVE BEEN DULY ELECTED AND
SHALL HAVE QUALIFIED:

        ALFRED J HOFFMAN
        JAMES W. HOLMAN
        FRANCIS C. ROOD

WHO SHALL SERVE UNTIL THE 1982 ANNUAL MEETING OF STOCKHOLDERS,
OR: UNTIL THEIR SUCCESSORS SHALL HAVE BEEN DULY ELECTED AND
SHALL HAVE QUALIFIED:

	(A) IF A VACANCY OCCURS ON THE BOARD OF DIRECTORS BY REASON OF DEATH, RESIGNATION OR OTHERWISE, THE BOARD OF DIRECTORS MAY FILL SUCH VACANCY FOR THE REMAINDER OF THE UNEXPIRED TERM BY MAJORITY VOTE OF THE REMAINING DIRECTORS; PROVIDED THAT AFTER FILLING ANY SUCH VACANCY, AT LEAST TWO THIRDS OF THE DIRECTORS SHALL HAVE BEEN ELECTED BY THE STOCKHOLDERS, AND PROVIDED FURTHER THAT IF AT ANY TIME LESS THAN A MAJORITY OF THE DIRECTORS THEN HOLDING OFFICE WERE ELECTED BY THE STOCKHOLDERS, A STOCKHOLDERS' MEETING SHALL BE CALLED AS PROMPTLY AS POSSIBLE AND, IN ANY EVENT, WITHIN SIXTY DAYS, FOR THE PURPOSE OF ELECTING DIRECTORS TO FILL EXISTING VACANCIES.

EIGHTH: THE CORPORATION IS EXPRESSLY EMPOWERED AS
FOLLOWS:

           (A) THE CORPORATION MAY ENTER INTO A WRITTEN
CONTRACT OR CONTRACTS WITH ANY PERSON, INCLUDING ANY FIRM, CORPORATION, TRUST OR ASSOCIATION IN WHICH ANY OFFICER, OTHER EMPLOYEE, DIRECTOR OR STOCKHOLDER OF THIS CORPORATION MAY BE INTERESTED, PROVIDING FOR A DELEGATION OF THE MANAGEMENT OF ALL OR PART OF THIS CORPORATION'S SECURITIES PORTFOLIO AND ALSO FOR THE DELEGATION OF THE PERFORMANCE OF ADMINISTRATIVE CORPORATE FUNCTIONS, SUBJECT ALWAYS TO THE DIRECTION OF THE BOARD OF DIRECTORS OF THIS CORPORATION, THE COMPENSATION PAYABLE BY THIS CORPORATION UNDER SUCH CONTRACTS SHALL BE SUCH AS IS DEEMED FAIR AND EQUITABLE TO BOTH PARTIES BY THE SAID BOARD OF DIRECTORS. EACH SUCH CONTRACT SHALL IN ALL RESPECTS BE CONSISTENT WITH AND SUBJECT TO THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AS THEN IN EFFECT AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCCEEDING GOVERNMENTAL AUTHORITY PROMULGATED THEREUNDER,

           (B) THE CORPORATION MAY APPOINT ONE OR MORE
DISTRIBUTORS OR AGENTS OR BOTH FOR THE SALE OF THE SHARES OF THE CORPORATION, MAY ALLOW SUCH PERSON OR PERSONS A COMMISSION ON THE SALE OF SUCH SHARES, AND MAY ENTER INTO SUCH CONTRACT OR CONTRACTS WITH SUCH PERSON OR PERSONS AS THE BOARD OF DIRECTORS OF THIS CORPORATION IN ITS DISCRETION MAY DEEM REASONABLE AND PROPER. ANY SUCH CONTRACT OR CONTRACTS FOR.THE SALE OF THE SHARES OF THIS CORPORATION MAY BE MADE WITH ANY PERSON EVEN THOUGH SUCH PERSON MAY BE AN OFFICER, OTHER EMPLOYEE, DIRECTOR OR STOCKHOLDER OF THIS CORPORATION OR A CORPORATION, PARTNERSHIP, TRUST OR ASSOCIATION IN WHICH ANY SUCH OFFICER, OTHER EMPLOYEE, DIRECTOR OR STOCKHOLDER MAY BE INTERESTED, OR SUCH PERSON MAY BE THE SAME AS THAT PERSON RETAINED PURSUANT TO THE POWERS GRANTED IN SECTION (A) OF THIS ARTICLE EIGHTH. EACH SUCH CONTRACT SHALL IN ALL RESPECTS BE CONSISTENT WITH AND SUBJECT TO THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENOED, AS THEN IN EFFECT AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCCEEDING GOVERNMENTAL AUTHORITY PROMULGATED THEREUNDER.

           (C) THE CORPORATION MAY EMPLOY SUCH CUSTODIAN OR CUSTODIANS FOR THE SAFEKEEPING OF THE PROPERTY OF THE CORPORATION AND OF ITS SHARES, SUCH DIVIDEND DISBURSING AGENT OR AGENTS, AND SUCH TRANSFER AGENT OR AGENTS AND REGISTRAR OR REGISTRARS FOR ITS SHARES, AND MAY MAKE AND PERFORM SUCH CONTRACTS FOR THE AFORESAID PURPOSES AS IN THE OPINION OF THE BOARD OF DIRECTORS OF THIS CORPORATION MAY BE REASONABLE, NECESSARY OR PROPER FOR THE CONDUCT OF THE AFFAIRS OF THE CORPORATION, AND MAY PAY THE FEES AND DISBURSEMENTS OF SUCH CUSTODIANS, DIVIDEND DISBURSING AGENTS, TRANSFER AGENTS, AND REGISTRARS OUT OF THE INCOME AND/OR ANY OTHER PROPERTY OF THE CORPORATION, NOTWITHSTANDING ANY OTHER PROVISIONS OF THESE ARTICLES OF INCORPORATION OR THE BY"LAWS OF THE CORPORATION, THE BOARD OF DIRECTORS MAY CAUSE ANY OR ALL OF THE PROPERTY OF THE CORPORATION TO BE'TRANSFERRED TO, OR TO BE ACQUIRED AND HELD IN THE NAME OF, A CUSTODIAN SO APPOINTED OR ANY NOMINEES OF THIS CORPORATION OR NOMINEE OR NOMINEES OF SUCH CUSTODIAN SATISFACTORY TO THE BOARD OF DIRECTORS OF THIS CORPORATION,

           (D) THE SAME PERSON, PARTNERSHIP (GENERAL OR
LIMITED), ASSOCIATION, TRUST OR CORPORATION MAY BE EMPLOYED IN
ANY MULTIPLE CAPACITY UNDER SUBSECTIONS (A), (B) AND (C) OF
THIS ARTICLE EIGHTH AND MAY RECEIVE COMPENSATION FROM THE
CORPORATION IN AS MANY CAPACITIES IN WHICH SUCH PERSON,
PARTNERSHIP (GENERAL OR LIMITED), ASSOCIATION, TRUST OR
CORPORATION SHALL SERVE THE CORPORATION.

        NINTH: (A) THE CORPORATION, SHALL INDEMNIFY ANY PERSON WHO WAS OR IS A PARTY, OR IS THREATENED TO BE MADE A PARTY, TO ANY THREATENED, PENDING OR COMPLETED ACTION, SUIT OR PROCEEDING, WHETHER CIVIL, CRIMINAL, ADMINISTRATIVE OR INVESTIGATIVE (OTHER THAN AN ACTION BY OR IN RIGHT OF THE CORPORATION), BY REASON OF THE FACT THAT HE IS OR WAS A DIRECTOR OR OFFICER OF THE CORPORATION, OR IS OR WAS SERVING AT THE REQUEST OF THE CORPORATION AS A DIRECTOR OR OFFICER OF ANOTHER CORPORATION, PARTNERSHIP, JOINT VENTURE, TRUST, ASSOCIATION OR OTHER ENTERPRISE, AGAINST EXPENSES (INCLUDING ATTORNEYS' FEES), JUDGEMENTS, FINES AND AMOUNTS PAID IN SETTLEMENT ACTUALLY AND REASONABLY INCURRED BY HIM IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IF HE ACTED IN GOOD FAITH AND IN A MANNER HE REASONABLY BELIEVED TO BE IN OR NOT OPPOSED'TO THE BEST INTERESTS OF THE CORPORATION, AND, WITH RESPECT TO ANY CRIMINAL ACTION OR PROCEEDING, HAS NO REASONABLE CAUSE TO BELIEVE HIS CONDUCT WAS UNLAWFUL, THE TERMINATION OF ANY ACTION, SUIT OR PROCEEDING BY JUDGEMENT, ORDER, SETTLEMENT OR CONVICTION, OR UPON A PLEA OF NOLO CONTENDERE OR ITS EQUIVALENT, SHALL NOT, OF ITSELF, CREATE A PRESUMPTION THAT THE PERSON DID NOT ACT IN GOOD FAITH AND IN A MANNER WHICH HE REASONABLY BELIEVED TO BE IN, OR NOT OPPOSED TO, THE BEST INTERESTS OF THE CORPORATION, AND, WITH RESPECT TO ANY CRIMINAL ACTION OR PROCEEDING, DID NOT HAVE REASONABLE CAUSE TO BELIEVE THAT HIS CONDUCT WAS UNLAWFUL

           (B) THE CORPORATION SHALL INDEMNIFY ANY PERSON
WHO WAS OR IS A PARTY, OR IS THREATENED TO BE MADE A PARTY, TO ANY THREATENED OR COMPLETED ACTION, SUIT OR PROCEEDING BY OR IN THE RIGHT OF THE CORPORATION TO PROCURE A JUDGEMENT IN ITS FAVOR BY REASON OF THE FACT THAT HE IS OR WAS A DIRECTOR OR OFFICER OF THE CORPORATION9 OR IS OR WAS SERVING AT THE REQUEST OF, THE CORPORATION AS A DIRECTOR: OR OFFICER OF ANOTHER CORPORATION, PARTNERSHIP, TRUST, JOINT VENTURE, ASSOCIATION OR OTHER ENTERPRISE AGAINST EXPENSES (INCLUDING ATTORNEYS' FEES) ACTUALLY AND REASONABLY INCURRED BY HIM IN CONNECTION WITH THE DEFENSE OR SETTLEMENT OF SUCH ACTION OR SUIT IF HE ACTED IN GOOD FAITH AND IN A MANNER HE REASONABLY BELIEVED TO BE IN OR NOT OPPOSED TO THE BEST INTERESTS OF THE CORPDRATION, EXCEPT THAT NO SUCH INDEMNIFICATION SHALL BE MADE IN RESPECT OF ANY CLAIM, ISSUE OR MATTER AS TO WHICH SUCH PERSON SHALL HAVE BEEN ADJUDGED TO BE LIABLE FOR NEGLIGENCE OR,MISCONDUCT IN THE PERFORMANCE OF HIS DUTY TO THE CORPORATION, UNLESS AND ONLY TO THE EXTENT THAT A COURT SHALL DETERMINE UPON APPLICATION THAT, DESPITE THE ADJUDICATION OF LIABILITY BUT IN VIEW OF ALL THE CIRCUMSTANCES OF THE CASE, SUCH PERSON IS FAIRLY AND REASONABLY ENTITLED TO INDEMNITY FOR SUCH EXPENSES WHICH THE COURT SHALL DEEM PROPER.

           (C) TO THE EXTENT THAT A DIRECTOR OR OFFICER OF
THE CORPORATION HAS BEEN SUCCESSFUL ON THE MERITS OR OTHERWISE IN DEFENSE OF ANY ACTION, SUIT OR PROCEEDING REFERRED TO IN SUBSECTIONS (A) AND (B), OR IN DEFENSE OF ANY CLAIM, ISSUE OR MATTER THEREIN, HE SHALL BE INDEMNIFIED AGAINST EXPENSES (INCLUDING ATTORNEYS' FEES) ACTUALLY AND REASONABLY INCURRED BY HIM IN CONNECTION THEREWITH.

           (D) ANY INDEMNIFICATION UNDER SUBSECTIONS (A) AND
(B) (UNLESS ORDERED BY A COURT OF COMPETENT JURISDICTION) SHALL BE MADE BY THE CORPORATION ONLY AS AUTHORIZED IN THE SPECIFIC CASE UPON A DETERMINATION THAT INDEMNIFICATION OF THE DIRECTOR OR OFFICER IS PROPER IN THE CIRCUMSTANCES BECAUSE HE HAS MET THE APPLICABLE STANDARD OF CONDUCT SET FORTH IN SUBSECTIONS (A) AND (B) OF THIS ARTICLE NINTH. SUCH DETERMINATION SHALL BE MADE BY THE BOARD OF DIRECTORS BY A MAJORITY VOTE OF A QUORUM CONSISTING OF DIRECTORS WHO WERE NOT PARTIES TO SUCH ACTION, SUIT, PROCEEDING, OR IF SUCH A QUORUM IS NOT OBTAINABLE, OR EVEN IF OBTAINABLE, A QUORUM OF DIRECTORS WHO ARE NOT "INTERESTED PERSONS"' AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, SO DIRECTS, BY INDEPENDENT LEGAL COUNSEL IN A WRITTEN OPINION, OR IF SUCH WRITTEN OPINION IS NOT OBTAINABLE, BY VOTE OF THE STOCKHOLDERS AT THE ANNUAL MEETING OR A SPECIAL MEETING CALLED FOR THAT PURPOSE.

           (E) EXPENSES INCURRED IN DEFENDING A CIVIL OR CRIMINAL ACTION, SUIT OR PROCEEDING MAY BE PAID BY THE CORPORATION IN ADVANCE OF~THE FINAL DISPOSITION OF SUCH ACTION, SUIT OR PROCEEDING AS AUTHORIZED BY THE BOARD OF DIRECTORS IN THE SPECIFIC CASE UPON RECEIPT OF ANY UNDERTAKING BY OR ON BEHALF OF THE DIRECTOR OR OFFICER TO.REPAY SUCH AMOUNT UNLESS IT SHALL ULTIMATELY BE DETERMINED THAT HE.IS ENTITLED TO BE INDEMNIFIED BY THE CORPORATION AS AUTHORIZED IN THIS ARTICLE NINTH.

           (F) THE INDEMNIFICATION PROVIDED BY THIS ARTICLE NINTH SHALL NOT BE DEEMED EXCLUSIVE OF ANY OTHER RIGHTS TO WHICH THOSE SEEKING INDEMNIFICATION MAY BE ENTITLED UNDER ANY BY-LAW, AGREEMENT9 VOTE OF STOCKHOLDERS OR DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, OR OTHERWISE, BOTH AS TO ACTION IN HIS OFFICIAL CAPACITY AND AS TO ACTION IN ANOTHER CAPACITY WHILE HOLDING SUCH OFFICE, AND SHALL CONTINUE AS TO A PERSON WHO HAS CEASED TO BE A DIRECTOR OR OFFICER AND SHALL INURE TO THE BENEFIT OF THE HEIRS, EXECUTORS AND ADMINISTRATORS OF SUCH PERSON.

           (G) THE CORPORATION MAY PURCHASE AND MAINTAIN INSURANCE ON ITS BEHALF AND ON BEHALF OF ANY PERSON WHO IS OR WAS A DIRECTOR OR OFFICER OF THE CORPORATION, OR IS OR WAS SERVING AT THE REQUEST OF THE CORPORATION AS A DIRECTOR OR OFFICER OF ANOTHER CORPORATION, PARTNERSHIP, TRUST, JOINT VENTURE. ASSOCIATION OR OTHER ENTERPRISE AGAINST ANY LIABILITY ASSERTED AGAINST HIM AND INCURRED BY HIM IN ANY SUCH CAPACITY, OR ARISING OUT OF HIS STATUS AS SUCH, WHETHER OR NOT THE CORPORATION WOULD HAVE THE POWER TO INDEMNIFY HIM AGAINST SUCH LIABILITY UNDER THE PROVISIONS OF THIS ARTICLE NINTH.

           (H) ANYTHING TO THE CONTRARY IN THE FOREGOING CLAUSES (A) THROUGH (G) OF THIS ARTICLE NINTH NOTWITHSTANDING, NO DIRECTOR OR OFFICER SHALL BE INDEMNIFIED AGAINST ANY LIABILITY TO THE CORPORATION OR TO ITS SECURITY HOLDERS TO WHICH HE WOULD OTHERWISE BE SUBJECT BY REASON OF WILLFUL MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE OR RECKLESS DISREGARD OF THE DUTIES INVOLVED IN THE CONDUCT OF HIS OFFICE.

        TENTH: IN FURTHERANCE, AND NOT IN LIMITATION, OF THE
POWERS CONFERRED BY THE LAWS OF THE STATE OF MARYLAND, THE
BOARD OF DIRECTORS IS EXPRESSLY AUTHORIZED:

           (A) TO MAKE, ALTER OR REPEAL THE BY-LAWS OF THE
CORPORATION, EXCEPT WHERE SUCH POWER IS RESERVED BY THE BY-
LAWS TO THE STOCKHOLDERS, AND EXCEPT AS OTHERWISE REQUIRED BY
THE INVESTMENT COMPANY ACT'OF 1940, AS AMENDED.

           (B) FROM TIME TO TIME TO DETERMINE WHETHER AND TO WHAT EXTENT AND AT WHAT TIMES AND PLACES AND UNDER WHAT CONDITIONS AND REGULATIONS THE BOOKS AND ACCOUNTS.OF THE CORPORATION, OR ANY OF THEM OTHER THAN THE STOCK LEDGER, SHALL BE OPEN TO THE INSPECTION OF THE STOCKHOLDERS, AND NO STOCKHOLDER SHALL HAVE ANY RIGHT TO INSPECT ANY ACCOUNT OR BOOK OR DOCUMENT OF THE CORPORATION, EXCEPT AS CONFERRED BY LAW OR AUTHORIZED BY RESOLUTION OF THE BOARD OF DIRECTORS OR OF THE STOCKHOLDERS.

           (C) TO AUTHORIZE AND ISSUE OBLIGATIONS OF THE CORPORATION, SECURED AND UNSECURED, WITHOUT THE ASSENT OR VOTE OF THE STOCKHOLDERS, AS THE BOARD OF DIRECTORS MAY DETERMINE, AND TO AUTHORIZE AND CAUSE TO BE EXECUTED MORTGAGES AND LIENS UPON THE PROPERTY OF THE CORPORATION, REAL AND/OR PERSONAL, BUT ONLY TO THE EXTENT PERMITTED BY THE FUNDAMENTAL POLICIES OF'THE CORPORATION SET OUT IN ITS REGISTRATION STATEMENT FILED WITH THE FEDERAL SECURITIES AND EXCHANGE COMMISSION OR ANY SUCCEEDING GOVERNMENTAL AUTHORITY, PURSUANT TO THE INVESTMENT COMPANY ACT OF 1940. AS AMENDED.

           (D) IN AUDITION TO THE POWERS AND AUTHORITIES GRANTED HEREIN AND BY STATUTE EXPRESSLY CONFERRED UPON IT, THE BOARD OF DIRECTORS IS AUTHORIZED TO EXERCISE ALL SUCH POWERS AND DO ALL SUCH ACTS AND THINGS AS MAY BE EXERCISED OR DONE BY THE CORPORATION, SUBJECT, NEVERTHELESS, TO THE PROVISIONS OF MARYLAND LAW, THESE ARTICLES OF INCORPORATION, AND THE BY-LAWS OF THE CORPORATION.

        ELEVENTH: THE BOOKS OF THE CORPORATION MAY BE KEPT (SUBJECT TO ANY PROVISIONS OF MARYLAND LAW) OUTSIDE THE STATE OF MARYLAND AT SUCH PLACE OR PLACES AS MAY BE DESIGNATED FROM TIME TO TIME BY SUCH BOARD OF DIRECTORS OR IN THE BY-LAWS OF THE CORPORATION. ELECTIONS OF DIRECTORS NEED NOT BE BY BALLOT UNLESS THE BY-LAWS OF THE CORPORATION SHALL SO PROVIDE.

        TWELFTH: THE CORPORATION RESERVES THE RIGHT TO AMEND, ALTER, CHANGE OR REPEAL ANY PROVISION CONTAINED IN THESE ARTICLES OF INCORPORATION, IN THE MANNER NOW OR HEREAFTER PRESCRIBED BY STATUTE, AND ALL RIGHTS CONFERRED UPON STOCKHOLDERS HEREIN ARE GRANTED SUBJECT TO THIS RESERVATION.

        THIRTEENTH: NOTWITHSTANDING ANY PROVISION OF MARYLAND LAW REQUIRING MORE THAN A MAJORITY VOTE UF, THE COMMON STOCK IN CONNECTION WITH ANY CORPORATE ACTION INCLUDING, BUT NOT
LIMITED TO, AMENDMENT OF THESE ARTICLES OF INCORPORATION, UNLESS OTHERWISE PROVIDED IN THESE ARTICLES OF INCORPORATION THE CORPORATION MAY TAKE OR AUTHORIZE SUCH ACTION UPON THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK.

        FOURTEENTH: THE DURATION OF THE CORPORATION SHALL BE
PERPETUAL.

IN WITNESS WHEREOF, THE UNDERSIGNED INCORPORATOR OF THE
D. L. BABSON MONEY MARKET FUND, INC. WHO EXECUTED THE FOREGOING ARTICLES OF INCORPORATION HEREBY ACKNOWLEDGES THE SAME TO BE HIS ACT AND FURTHER ACKNOWLEDGES THAT TO THE BEST OF HIS KNOWLEDGE THE MATTERS AND FACTS SET FORTH HEREIN ARE TRUE IN ALL MATERIAL RESPECTS UNDER THE PENALTIES OF PERJURY.

DATED THE 11TH DAY OF OCTOBER, 1979.

/s/ALFRED J. HOFFMAN

EX99.23(a)(2)(B)

        D.L. BABSON MONEY MARKET FUND, INC.

                ARTICLES OF AMENDMENT

        The D. L. BABSON MONEY MARKET, INC., a Maryland
Corporation having its principal office in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

        FIRST: The charter of the Corporation is hereby amended by striking out "ARTICLE FIFTH" of the Articles of incorporation which reads as follows:

        FIFTH: THE TOTAL NUMBER OF SHARES OF STOCK
WHICH THE CORPORATION SHALL HAVE AUTHORITY TO
ISSUE IS 1,000,000,000 SHARES OF A PAR VALUE OF
ONE CENT ($0.01) PER SHARE AND AN AGGREGATE PAR
VALUE OF $10,000,000, ALL OF ONE CLASS CALLED
COMMON STOCK, EACH OF WHICH SHALL BE ENTITLED TO
FULL AND EQUAL VOTING RIGHTS.

           (A) THE HOLDERS OF EACH SHARE OF STOCK
OF THE CORPORATION SHALL BE ENTITLED TO ONE VOTE
FOR EACH FULL SHARE, AND A FRACTIONAL VOTE FOR
EACH FRACTIONAL SHARE OF STOCK THEN STANDING IN
HIS OR HER NAME ON THE BOOKS OF THE CORPORATION.

           (B) THE BOARD OF DIRECTORS MAY FROM
TIME TO TIME DECLARE AND PAY DIVIDENDS OR
DISTRIBUTIONS, IN STOCK OR IN CASH, ON ALL ISSUED
AND OUTSTANDING SHARES OF STOCKO THE AMOUNT OF
SUCH DIVIDENDS AND DISTRIBUTIONS AND THE PAYMENT
OF THEM BEING WHOLLY IN THE DISCRETION OF THE
BOARD OF DIRECTORS AND PAYABLE ONLY OUT OF
EARNINGS, SURPLUS, OR OTHER LAWFULLY AVAILABLE
ASSETS BELONGING TO THE CORPORATION.

           (C) EACH HOLDER OF ANY SHARE
OF STOCK OF THE CORPORATION9 WHO SHALL SURRENDER
HIS CERTIFICATE IN GOOD DELIVERY FORM TO THE
CORPORATION OR WHO, IF THE SHARES IN QUESTION ARE
NOT REPRESENTED BY CERTIFICATES, SHALL DELIVER TO
THE CORPORATION A WRITTEN REQUEST IN GOOD ORDER
SIGNED BY THE SHAREHOLDER, SHALL BE ENTITLED TO
REQUIRE THE CORPORATION, TO THE EXTENT THAT THE
CORPORATION HAS ASSETS LAWFULLY AVAILABLE
THEREFOR AND OUT OF SUCH ASSETS, BUT NOT
OTHERWISE, TO REDEEM ALL OR ANY PART OF THE
SHARES OF SUCH STOCK STANDING IN THE NAME OF SUCH
HOLDER ON THE BOOKS OF THE CORPORATION, AT THE
NET ASSET VALUE OF SUCH SHARES, DETERMINED IN THE
MANNER AND AS OF THE TIME, AND PAYABLE AS
PROVIDED IN THE INVESTMENT COMPANY ACT OF 1940,
AS AMENDED. THE CORPORATION SHALL MAKE PAYMENT
FOR ANY SUCH SHARES TO BE REDEEMED AS AFORESAID,
IN CASH, OR IF IN THE OPINION OF THE BOARD OF
DIRECTORS, WHICH SHALL BE CONCLUSIVE, CONDITIONS
EXIST WHICH MAKE PAYMENT WHOLLY IN CASH UNWISE OR
UNDESIRABLE, THE CORPORATION MAY MAKE PAYMENT
WHOLLY OR PARTLY IN SECURITIES OR OTHER PROPERTY
BELONGING TO THE CORPORATION.THE VALUE OF WHICH
SHALL BE DETERMINED AND IN THE MANNER HEREINAFTER
PROVIDED. THE CORPORATION MAY, TO THE EXTENT
NECESSARY, SELL OR CAUSE TO BE SOLD, ANY
SECURITIES BELONGING TO THE CORPORATION TO
PROVIDE CASH FOR SUCH REDEMPTION BY IT OF THE
SHARES OF THE CORPORATION.

             (1) THE BOARD OF DIERECTORS OF THE
CORPORATION MAY, IN ACCORDANCE WITH THE
INVESTMENT COMPANY ACT OF 1940, AS AMENDED,
SUSPEND THE RIGHT OF THE HOLDERS OF ANY SHARES OF
STOCK OF THE CORPORATION TO REQUIRE THE
CORPORATION TO REDEEM SUCH SHARES.

             (2) THE BOARD OF DIRECTORS, IN THE
ECONOMIC BEST INTERESTS OF THE CORPORATION AND IN
ORDER TO REDUCE DISPROPORTIONATELY BURDENSOME
EXPENSES IN SERVICING STOCKHOLDER ACCOUNTS MAY,
FROM TIME TO TIME, ESTABLISH UNIFORM STANDARDS
WITH RESPECT TO THE MINIMUM VALUE OF A
STOCKHOLDER ACCOUNT OR A MINIMUM INVESTMENT WHICH
MAY BE MADE BY A STOCKHOLDER. THE BOARD OF
DIRECTORS, BY RESOLUTION AND WITHOUT THE VOTE OR
CONSENT OF STOCKHOLDERS, MAY REQUIRE THAT THE
AGGREGATE NET ASSET VALUE OF A STOCKHOLDER
ACCOUNT SHALL NOT BE LESS THAN THE MINIMUM
INITIAL INVESTMENT REQUIREMENT OF THE CORPORATION
AT THE TIME OF THE RESOLUTION. THE RESOLUTION MAY
AUTHORIZE THE CORPORATION TO CLOSE THOSE
STOCKHOLDER ACCOUNTS NOT MEETING THE SPECIFIED
MINIMUM STANDARD OF VALUE BY REDEEMING ALL OF THE
SHARES IN SUCH ACCOUNTS, PROVIDED THAT THERE IS
MAILED TO EACH AFFECTED STOCKHOLDER ACCOUNT, AT
LEAST SIXTY (60) DAYS PRIOR TO THE PLANNED
REDEMPTION DATE, A NOTICE SETTING FORTH THE
MINIMUM ACCOUNT SIZE REQUIREMENT AND THE DATE ON
WHICH THE ACCOUNT WILL BE CLOSED IF THE MINIMUM
SIZE REQUIREMENT IS NOT MET PRIOR TO SAID CLOSING
DATE.

        (D) THE AGGREGATE NET ASSET VALUE OF
THE CORPORATION SHALL BE DETERMINED IN ACCORDANCE
WITH THE INVESTMENT COMPANY ACT OF 1940, AS
AMENDED, AND WITH GENERALLY ACCEPTED ACCOUNTING
PRINCIPLES, BY DIVIDING THE TOTAL VALUE OF ITS
ASSETS LESS ANY LIABILITIES, BY ITS TOTAL
OUTSTANDING SHARES.

and inserting in lieu thereof the following:

        FIFTH: THE TOTAL NUMBER OF SHARES OF ALL
CLASSES OF STOCK WHICH THE CORPORATION SHALL HAVE
AUTHORITY TO ISSUE IS 2,OOO,OOO,OOO SHARES OF A
PAR VALUE OF ONE CENT ($0.01) PER SHARE AND AN
AGGREGATE PAR VALUE OF $20,000,000. THE NUMBER OF
THE SHARES OF STOCK OF EACH CLASS IS SUCH NUMBER,
IF ANY, OF SHARES OF UNISSUED STOCK AS IS
CLASSIFIED OR RECLASSIFIED INTO SUCH CLASS BY THE
CORPORATION'S BOARD OF DIRECTORS PURSUANT TO THE
AUTHORITY CONTAINED IN SECTION 2-105 OF THE
MARYLAND GENERAL CORPORATION LAW AS FILED BY THE
CORPORATION AS ARTICLES SUPPLEMENTARY UNDER
SECTION 2-108 OF THE MARYLAND GENERAL CORPORATION
LAW (OR ANY SUCCESSOR PROVISIONS). THE
DESIGNATION OF ALL OF THE ISSUED SHARES OF STOCK
OF THE CORPORATION IS HEREBY CHANGED TO "CAPITAL
STOCK". THE BOARD OF DIRECTORS OF THE CORPORATION
SHALL HAVE THE POWER TO CLASSIFY OR RECLASSIFY
UNISSUED SHARES INTO ONE OR MORE CLASSES WHICH
TOGETHER WITH THE ISSUED SHARES OF STOCK OF THE
CORPORATION SHALL HAVE SUCH DESIGNATIONS AS THE
BOARD MAY DETERMINE AND (SUBJECT TO ANY
APPLICABLE RULE, REGULATION OR ORDER OF THE
SECURITIES AND EXCHANGE COMMISSION OR OTHER
APPLICABLE LAW OR REGULATION) SHALL HAVE SUCH
PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING
POWERS, RESTRICTIONS, LIMITATIONS AS TO
DIVIDENDS, QUALIFICATIONS, TERMS AND CONDITIONS
OF REDEMPTION AND OTHER CHARACTERISTICS AS THE
BOARD MAY DETERMINE (OR IN THE ABSENCE OF
CONTRARY DETERMINATION, SUCH AS SET FORTH
HEREIN). AT ANY TIME WHEN THERE ARE NO SHARES
OUTSTANDING OR SUBSCRIBED FOR A PARTICULAR CLASS
PREVIOUSLY ESTABLISHED AND DESIGNATED BY THE
BOARD OF DIRECTORS, THE CLASS MAY BE LIQUIDATED
BY SIMILAR MEANS. IF THE BOARD SO DETERMINES, ONE
OR MORE CLASSES OF STOCK MAY BE TREATED FOR ALL
PURPOSES OTHER THAN DIVIDENDS AS IF ALL SHARES OF
SUCH CLASSES WERE SHARES OF ONE CLASS. THE
DIVIDENDS PAYABLE TO THE HOLDERS OF ANY CLASS
(SUBJECT TO ANY APPLICABLE RULE, REGULATION OR
ORDER OF THE SECURITIES AND EXCHANGE COMMISSION
OR ANY OTHER APPLICABLE LAW OR REGULATION) SHALL
BE DETERMINED BY THE BOARD AND NEED NOT BE
INDIVIDUALLY DECLARED, BUT MAY BE DECLARED AND
PAID IN ACCORDANCE WITH A FORMULA ADOPTED BY THE
BOARD. EACH SHARE OF A CLASS SHALL HAVE EQUAL
RIGHTS WITH EACH OTHER SHARE OF THAT CLASS OF
STOCK WITH RESPECT TO THE ASSETS OF THE
CORPORATION PERTAINING TO THAT CLASS. ANY
FRACTIONAL SHARES OFCAPITAL STOCK ISSUED BY THE
CORPORATION SHALL HAVE PROPORTIONATELY, ALL THE
RIGHTS OF FULL SHARES.EXCEPT AS OTHERWISE
PROVIDED HEREIN, ALL REFERENCES IN THESE ARTICLES
OF INCORPORATION TO CAPITAL STOCK OR CLASS OF
STOCK SHALL APPLY WITHOUT DISCRIMINATION TO THE
SHARES OF EACH CLASS OF STOCK.

             (A) THE HOLDERS OF EACH SHARE OF STOCK
OF THE CORPORATION SHALL BE ENTITLED TO ONE VOTE
FOR EACH FULL SHARE, AND A FRACTIONAL VOTE FOR
EACH FRACTIONAL SHARE OF STOCK, IRRESPECTIVE OF
THE CLASS THEN STANDING IN HIS OR HER NAME IN THE
BOOKS OF THE CORPORATION. ON ANY MATTER SUBMITTED
TO A VOTE OF SHAREHOLDERS, ALL SHARES OF THE
CORPORATION THEN ISSUED AND OUTSTANDING AND
ENTITLED TO VOTE, IRRESPECTIVE OF THE CLASS,
SHALL BE VOTED IN THE AGGREGATE AND NOT BY CLASS,
EXCEPT (1) WHEN OTHERWISE EXPRESSLY PROVIDED BY
THE MARYLAND GENERAL CORPORATION LAW OR (2) WHEN
REQUIRED BY THE INVESTMEMENT COMPANY ACT OF 1940v
AS AMENDED, SHARES SHALL BE VOTED BY INDIVIDUAL
CLASS; AND (3) WHEN THE MATTER DOES NOT AFFECT
ANY INTEREST OF A PARTICULAR CLASS, THEN ONLY
SHAREHOLDERS OF THE AFFECTED CLASS OR CLASSES
SHALL BE ENTITLED TO VOTE THEREON.

             (B) EACH CLASS OF STOCK OF THE
CORPORATION SHALL HAVE THE FOLLOWING POWERS,
PREFERENCES AND PARTICIPATING, VOTING, OR OTHER
SPECIAL RIGHTS AND THE QUALIFICATIONS,
RESTRICTIONS, AND LIMITATIONS THEREOF SHALL BE AS
FOLLOWS:

                (1) ALL CONSIDERATION RECEIVED BY
THE CORPORATION FOR THE ISSUE OR SALE OF STOCK OF
EACH CLASS, TOGETHER WITH ALL INCOME, EARNINGS,
PROFITS, AND PROCEEDS THEREOF, INCLUDING ANY
PROCEEDS DERIVED FROM THE SALE, EXCHANGE OR
LIQUIDATION THEREOF, AND ANY FUNDS OR PAYMENTS
DERIVED FROM ANY REINVESTMENT OF SUCH PROCEEDS IN
WHATEVER FORM THE SAME MAY BE, SHALL IRREVOCABLY
BELONG TO THE CLASS OF SHARES OF STOCK WITH
RESPECT TO WHICH SUCH ASSETS, PAYMENTS OR FUNDS
WERE RECEIVED BY THE CORPORATION FOR ALL
PURPOSES, SUBJECT ONLY TO THE RIGHTS OF
CREDITORS, AND SHALL BE SO HANDLED UPON THE BOOKS
OF ACCOUNT OF THE CORPORATION. SUCH ASSETS,
INCOME, EARNINGS, PROFITS AND PROCEEDS THEREOF,
INCLUDING ANY PROCEEDS DERIVED FROM THE SALE,
EXCHANGE OR LIQUIDATION THEREOF AND ANY ASSETS
DERIVED FROM ANY REINVESTMENT OF SUCH PROCEEDS,
IN WHATEVER FORM THE SAME MAY BE, ARE HEREIN
REFERRED TO AS "ASSETS BELONGING TO" SUCH CLASS.

                (2) THE BOARD OF DIRECTORS MAY
FROM TIME TO TIME DECLARE AND PAY DIVIDENDS OR
DISTRIBUTIONS, IN STOCK OR IN CASH, ON ANY OR ALL
CLASSES OF STOCK9 THE AMOUNT OF SUCH DIVIDENDS
AND THE PAYMENT OF THEM BEING WHOLLY IN THE
DISCRETION OF THE BOARD OF DIRECTORS.

                (I) DIVIDENDS OR DISTRIBUTIONS ON
SHARES OF ANY CLASS OF STOCK SHALL BE PAID ONLY
OUT OF EARNINGS, SURPLUS, OR OTHER LAWFULLY
AVAILABLE ASSETS BELONGING TO SUCH CLASS.

                (II) INASMUCH AS ONE GOAL OF THE
CORPORATION IS TO QUALIFY AS A "REGULATED
INVESTMENT COMPANY" UNDER THE INTERNAL REVENUE
CODE OF 1954, AS AMENDED, OR ANY SUCCESSOR OR
COMPARABLE STATUTE THERETO, AND REGULATIONS
PROMULGATED THEREUNDER; AND INASMUCH AS THE
COMPUTATION OF NET INCOME AND GAINS FOR FEDERAL
INCOME TAX PURPOSES MAY VARY FROM THE COMPUTATION
THEREOF ON THE BOOKS OF THE CORPORATION, THE
BOARD OF DIRECTORS SHALL HAVE THE POWER IN ITS
DISCRETION TO DISTRIBUTE IN ANY FISCAL YEAR AS
DIVIDENDS, INCLUDING DIVIDENDS DESIGNATED IN
WHOLE OR IN PART AS CAPITAL GAIN DISTRIBUTIONS,
AMOUNTS SUFFICIENT, IN THE OPINION OF THE BOARD
OF DIRECTORS, TO ENABLE THE CORPORATION TO
QUALIFY AS A REGULATED INVESTMENT COMPANY AND TO
AVOID LIABILITY FOR THE CORPORATION FOR FEDERAL
INCOME TAX IN RESPECT OF THAT YEAR. IN
FURTHERANCE, AND NOT IN LIMITATION OF THE
FOREGOING, IN THE EVENT THAT A CLASS OF SHARES
HAS A NET CAPITAL LOSS FOR A FISCAL YEAR, AND TO
THE EXTENT THAT THE NET CAPITAL LOSS OFFSETS NET
CAPITAL GAINS FROM THE OTHER CLASS, THE AMOUNTS
TO BE DEEMED AVAILABLE FOR DISTRIBUTION TO THE
CLASS WITH THE NET CAPITAL GAIN SHALL BE REDUCED
BY THE AMOUNT OF OFFSET.THE SHAREHOLDERS OF THE
CLASS WITH THE NET CAPITAL GAIN SHALL BE ENTITLED
TO A FULL DISTRIBUTION OF THE NET INCOME AND THE
NET CAPITAL GAIN TO THE EXTENT EARNED OR
REALIZED. IF THE NET CAPITAL LOSS OF A CLASS
EXCEEDS THE NET CAPITAL GAIN FROM ANOTHER CLASS,
THE EXCESS LOSS SHALL NOT REDUCE THE NET
INVESTMENT INCOME AVAILABLE FOR DISTRIBUTION TO
THE CLASS WITH THE LOSS, BUT SHALL BE CARRIED
FORWARD.

                (3) IN THE EVENT OF THE
LIQUIDATION OR DISSOLUTION OF THE CORPORATION,
SHAREHOLDERS OF EACH CLASS SHALL BE ENTITLED TO
RECEIVE, AS A CLASS, OUT OF THE ASSETS OF THE
CORPORATION AVAILABLE FOR DISTRIBUTION TO
SHAREHOLDERS, BUT OTHER THAN GENERAL ASSETS NOT
BELONGING TO ANY PARTICULAR CLASS OF STOCK, THE
ASSETS BELONGING TO SUCH CLASS; AND THE ASSETS SO
DISTRIBUTABLE TO THE SHAREHOLDERS OF ANY CLASS
SHALL BE DISTRIBUTED AMONG SUCH SHAREHOLDERS IN
PROPORTION TO THE NUMBER OF SHARES OF SUCH CLASS
HELD BY THEM AND RECORDED ON THE BOOKS OF THE
CORPORATION. IN THE EVENT THAT THERE ARE ANY
GENERAL ASSETS NOT BELONGING TO ANY PARTICULAR
CLASS OF STOCK AND AVAILABLE FOR DISTRIBUTION,
SUCH DISTRIBUTION SHALL BE MADE TO THE HOLDERS OF
STOCK OF ALL CLASSES IN PROPORTION TO THE ASSET
VALUE OF THE RESPECTIVE CLASSES DETERMINED AS
HEREINAFTER PROVIDED.

                (4) THE ASSETS BELONGING TO
ANY CLASS OF STOCK SHALL BE CHARGED WITH THE
LIABILITIES IN RESPECT TO SUCH CLASS, AND SHALL
ALSO BE CHARGED WITH ITS SHARE OF THE GENERAL
LIABILITIES OF THE CORPORATION, IN PROPORTION TO
THE ASSET VALUE OF THE RESPECTIVE CLASSES
DETERMINED AS HEREINAFTER SET OUT.THE
DETERMINATION OF THE BOARD OF DIRECTORS SHALL BE
CONCLUSIVE AS TO THE AMOUNT OF LIABILITIES,
INCLUDING ACCRUED EXPENSES AND RESERVES, AS TO
THE ALLOCATION OF THE SAME AS TO A GIVEN CLASS,
AND AS TO WHETHER THE SAME OR GENERAL ASSETS OF
THE CORPORATION ARE ALLOCABLE TO ONE OR MORE
CLASSES.

           (C) EACH HOLDER OF ANY CLASS OF STOCK
OF THE CORPORATION, WHO SHALL SURRENDER HIS
CERTIFICATE IN GOOD DELIVERY FORM TO THE
CORPORATION OR WHO, IF THE SHARES IN QUESTION ARE
NOT REPRESENTED BY CERTIFICATES, SHALL DELIVER TO
THE CORPORATION A WRITTEN REQUEST IN GOOD ORDER
SIGNED BY THE SHAREHOLDER, SHALL BE ENTITLED TO
REQUIRE THE CORPORATION, TO THE EXTENT THAT THE
CLASS OF STOCK IN QUESTION HAS ASSETS LAWFULLY
AVAILABLE THEREFORE AND OUT OF SUCH ASSETS, BUT
NOT OTHERWISE, TO REDEEM ALL OR ANY PART OF THE
SHARES OF SUCH STOCK STANDING IN THE NAME OF SUCH
HOLDER ON THE BOOKS OF THE CORPORATIONO AT THE
NET ASSET VALUE OF SUCH SHARES, DETERMINED IN THE
MANNER AND AS OF THE TIME, AND PAYABLE AS
PROVIDED IN THE INVESTMENT COMPANY ACT OF 1940,
AS AMENDED. THE CORPORATION SHALL MAKE PAYMENT
FOR ANY SUCH SHARES TO BE REDEEMED AS AFORESAID.
IN CASH, OR IF IN THE OPINION OF THE BOARD OF
DIRECTORS, WHICH SHALL BE CONCLUSIVE, CONDITIONS
EXIST WHICH MAKE PAYMENT WHOLLY IN CASH UNWISE OR
UNDESIRABLE, THE CORPORATION MAY MAKE PAYMENT
WHOLLY OR PARTLY IN SECURITIES OR OTHER PROPERTY
BELONGING TO THE CLSS, THE VALUE OF WHICH SHALL
BE DETERMINED AND IN THE MANNER HEREINAFTER
PROVIDED.  THE CORPORATION MAY, TO THE EXTENT
NECESSARY, SELL OR CAUSE TO BE SOLD ANY
SECURITIES BELONING TO THE CLASS TO PROVIDE CASH
FOR SUCH REDEMPTION BY IT OF THE SHARES OF SUCH
CLASS.

                (1) THE BOARD OF DIRECTORS OF THE
CORPORATION MAY, IN ACCORDANCE WITH THE
INVESTMENT COMPANY ACT OF 1940, AS AMENDED,
SUSPEND THE RIGHT OF THE HOLDERS OF ANY CLASS OF
STOCK OF THE CORPORATION TO REQUIRE THE
CORPORATION TO REDEEM SHARES OF SUCH CLASS.

                (2) THE BOARD OF DIRECTORS, IN THE
ECONOMIC BEST INTEREST OF THE CORPORATION AND IN
ORDER TO REDUCE THE DISPROPORTIONATELY BURDENSOME
EXPENSES IN SERVICING SHAREHOLDER ACCOUNTS, MAY
FROM TIME TO TIME, ESTABLISH UNIFORM STANDARDS
WITH RESPECT TO THE MINIMUM VALUE OF A
STOCKHOLDER ACCOUNT OR A MINIMUM INVESTMENT WHICH
MAY BE MADE BY A STOCKHOLDER. THE BOARD OF
DIRECTORS, BY RESOLUTION AND WITHOUT THE VOTE OR
CONSENT OF STOCKHOLDERS, MAY REQUIRE THAT THE
AGGREGATE NET ASSET VALUE OF A STOCKHOLDER
ACCOUNT SHALL NOT BE LESS THAN THE MINIMUM
INITIAL INVESTMENT REQUIREMENT OF THE CORPORATION
AT THE TIME OF THE RESOLUTION. THE RESOLUTION MAY
AUTHORIZE THE CORPORATION TO CLOSE THOSE
STOCKHOLDER ACCOUNTS NOT MEETING THE SPECIFIED
MINIMUM STANDARD OF VALUE BY REDEEMING ALL OF THE
SHARES IN SUCH ACCOUNTS, PROVIDED THERE IS MAILED
TO EACH AFFECTED STOCKHOLDER ACCOUNT. AT LEAST
SIXTY (60) DAYS PRIOR TO THE PLANNED REDEMPTION
DATE, A NOTICE SETTING FORTH THE MINIMUM ACCOUNT
SIZE REQUIREMENT AND THE DATE ON WHICH THE
ACCOUNT WILL BE CLOSED IF THE MINIMUM SIZE
REQUIREMENT IS NOT MET PRIOR TO SAID CLOSING
DATE.

           (D) EACH HOLDER OF ANY CLASS OF STOCK
OF THE CORPORATION, WHO SURRENDERS HIS
CERTIFICATE IN GOOD DELIVERY FORM TO THE
CORPORATION OR, IF THE SHARES IN QUESTION ARE NOT
REPRESENTED BY CERTIFICATES, WHO DELIVERS TO THE
CORPORATION A WRITTEN REQUEST IN GOOD ORDER
SIGNED BY THE SHAREHOLDER, SHALL BE ENTITLED TO
CONVERT THE SHARES IN QUESTION ON THE BASIS
HEREINAFTER SET FORTH, INTO SHARES OF STOCK OF
ANY OTHER CLASS OF THE CORPORATION. THE
CORPORATION SHALL DETERMINE THE NET ASSET VALUE,
AS HEREINAFTER DEFINEDO OF THE SHARES TO BE
CONVERTED AND SHALL DEDUCT THEREFROM SUCH
CONVERSION COST, HEREINAFTER DESCRIBED AND9
WITHIN FIVE (5) BUSINESS DAYS AFTER SUCH
SURRENDER AND PAYMENT SHALL ISSUE TO THE
SHAREHOLDER SUCH NUMBER OF SHARES OF STOCK OF THE
CLASS DESIRED, TAKEN AT THE NET ASSET VALUE
THEREOF DETERMINED IN THE SAME MANNER AND AT THE
SAME TIME AS THAT OF THE SHARES SURRENDERED,
WHICH SHALL EQUAL THE NET ASSET VALUE OF THE
SHARES SURRENDERED LESS CONVERSION COST AS
AFORESAID. ANY AMOUNT REPRESENTING A FRACTION OF
A SHARE MAY BE PAID IN CASH AT THE OPTION OF THE
CORPORATION. THE CONVERSION COST ABOVE MENTIONED
SHALL BE DETERMINED BY ADDING A TRANSACTION
CHARGE AS DETERMINED BY THE BOARD OF DIRECTORS.
THE TRANSACTION CHARGE MAY BE PAID AND/OR
ASSIGNED BY THE CORPORATION TO THE UNDERWRITER
AND/OR ANY OTHER AGENCY, AS IT MAY ELECT. UPON
ANY CONVERSION TAKING PLACE, PROPER TRANSFER
SHALL BE MADE BETWEEN THE ASSETS BELONGING TO THE
RESPECTIVE CLASSES OF STOCK. THE BOARD OF
DIRECTORS MAY LIMIT THIS CONVERSION PRIVILEGE TO
SHARES WHICH HAVE BEEN HELD FOR SUCH REASONABLE
PERIOD OF TIME AS THE DIRECTORS MAY DETERMINE.

           (E) THE AGGREGATE NET ASSET VALUE PER
SHARE OF A CLASS OF THE CORPORATION'S CAPITAL
STOCK SHALL BE DETERMINED IN ACCORDANCE WITH THE
INVESTMENT COMPANY ACT OF 1940 AS AMENDED, AND
WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, BY
ADDING THE MARKET OR APPRAISED VALUE OF ALL
SECURITIES9 CASH AND OTHER ASSETS OF THE
CORPORATION PERTAINING TO THAT CLASS, SUBTRACTING
THE LIABILITIES DETERMINED BY THE BOARD OF
DIRECTORS TO BE APPLICABLE TO THAT CLASS, AND
DIVIDING THE NET RESULT BY THE NUMBER OF SHARES
OF THAT CLASS OUTSTANDING. SECURITIES AND OTHER
INVESTMENTS AND ASSETS WILL BE VALUED AT FAIR
VALUE AS DETERMINED IN GOOD FAITH BY THE BOARD OF
DIRECTORS.

        SECOND: The board of directors of the Corporation on January 14, 1982, duly adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter as proposed was advisable and directing that it be submitted for action thereon by the stock-holders of the Corporation at a special meeting of the stockholders to be held on April 13, 1982.

        THIRD: Notice setting forth the said amendment of the charter and stating that a purpose of the meeting of the stockholders would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon. The amendment of the charter of the Corporation as hereinabove set forth was, approved by the stockholders of the Corporation at said meeting by the affirmative vote of a majority of all the votes entitled to be cast thereon.

        FOURTH: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation.

IN WITNESS WHEREOF, The D. L. BABSON MONEY MARKET FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and witnessed (or attested) by its Secretary on April 13, 1982.

D.L. BABSON MONEY MARKET FUND, INC.

by /s/Alfred J. Hoffman
President, Alfred J. Hoffman


Witness:   (Attest)

Jacqueline B. Willhite
/s/Jacqueline B. Willhite
Secretary

THE UNDERSIGNED, President of D.L. BABSON MONEY MARKET FUND, INC., who executed an behalf of said corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and an behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


/s/Alfred J. Hoffman
Alfred J. Hoffman

EX99.23(a)(2)(C)

                D.L. BABSON MONEY MARKET FUND, INC

               ARTICLES SUPPLEMENTARY TO THE CHARTER

        The D. L. BABSON MONEY MARKET FUND, INC., a Maryland Corporation having its principal office in Baltimore City Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

        FIRST: The board of directors of the Corporation, at a meeting duly convened and held on January 14, 1982, adopted a resolution classifying or reclassifying one billion (1,000,000,000) unissued shares of the par value of one cent ($0.01) per share of the Capital Stock of the Corporation as All Government Portfolio Stock by setting or changing before the issuance of such shares, the preferences, rights voting powers, restrictions, limitations as to dividends, qualification or terms of redemption of, and the conversion or other rights, thereof as hereinafter set forth.

        SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the board of directors of the Corporation is a follows:

           (A) THE HOLDERS OF EACH SHARE OF STOCK OF THE CORPORATION SHALL BE ENTITLED TO ONE VOTE FOR EACH FULL SHARE AND A FRACTIONAL VOTE FOR EACH FRACTIONAL SHARE OF STOCK, IRRESPECTIVE OF THE CLASS THEN STANDING IN HIS OR HER NAME IN THE BOOKS OF THE CORPORATION. ON ANY MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS, ALL SHARES OF THE CORPORATION THEN ISSUED AND OUTSTANDING AND ENTITLED TO VOTE, IRRESPECTIVE OF THE CLASS, SHALL BE VOTED IN THE AGGREGATE AND NOT BY CLASS, EXCEPT (1) WHEN OTHERWISE EXPRESSLY PROVIDED BY THE MARYLAND GENERAL CORPORATION LAW OR (2) WHEN REQUIRED BY THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, SHARES SHALL BE VOTED BY INDIVIDUAL CLASS; AND (3) WHEN THE MATTER DOES NOT AFFECT ANY INTEREST OF A PARTICULAR CLASS, THEN ONLY SHAREHOLDERS OF THE AFFECTED CLASS OR CLASSES SHALL BE ENTITLED TO VOTE THEREON.

           (B) EACH CLASS OF STOCK OF THE CORPORATION SHALL HAVE THE FOLLOWING POWERS, PREFERENCES AND PARTICIPATING, VOTING, OR OTHER
SPECIAL RIGHTS AND THE QUALIFICATIONS, RESTRICTIONS, AND LIMITATIONS THEREOF SHALL BE AS FOLLOWS:

                (1) ALL CONSIDERATION RECEIVED BY THE CORPORATION FOR THE ISSUE OR SALE OF STOCK OF EACH CLASS, TOGETHER WITH ALL INCOME, EARNINGS, PROFITS, AND PROCEEDS THEREOF, INCLUDING ANY PROCEEDS DERIVED FROM THE SALE, EXCHANGE OR LIQUIDATION THEREOF, AND ANY FUNDS OR PAYMENTS DERIVED FROM ANY REINVESTMENT OF SUCH PROCEEDS IN WHATEVER FORM THE SAME MAY BE, SHALL IRREVOCABLY BELONG TO THE CLASS OF SHARES OF STOCK WITH RESPECT TO WHICH SUCH ASSETS, PAYMENTS OR FUNDS WERE RECEIVED BY THE CORPORATION FOR ALL PURPOSES, SUBJECT ONLY TO THE RIGHTS OF CREDITORS, AND SHALL BE SO HANDLED UPON THE BOOKS OF ACCOUNT OF THE CORPORATION. SUCH ASSETS, INCOME, EARNINGS, PROFITS AND PROCEEDS THEREOF, INCLUDING ANY PROCEEDS DERIVED FROM THE SALE, EXCHANGE OR LIQUIDATION THEREOF AND ANY ASSETS DERIVED FROM ANY REINVESTMENT OF SUCH PROCEEDS, IN WHATEVER FORM THE SAME MAY BE, ARE HEREIN REFERRED TO AS "ASSETS BELONGING TO" SUCH CLASS.


                (2) THE BOARD OF DIRECTORS MAY FROM TIME TO TIME
DECLARE AND PAY DIVIDENDS OR DISTRIBUTIONS, IN STOCK OR IN CASH, ON ANY OR ALL CLASSES OF STOCK, THE AMOUNT OF SUCH DIVIDENDS AND THE PAYMENT OF THEM
BEING WHOLLY IN THE DISCRETION OF THE BOARD OF DIRECTORS.

                   (I) DIVIDENDS OR DISTRIBUTIONS ON SHARES OF ANY CLASS OF STOCK SHALL BE PAID ONLY OUT OF EARNINGS, SURPLUS, OR OTHER LAWFULLY AVAILABLE ASSETS BELONGING TO SUCH CLASS.

                   (II) INASMUCH AS ONE GOAL OF THE CORPORATION IS
TO QUALIFY AS A "REGULATED INVESTMENT COMPANY" UNDER THE INTERNAL REVENUE CODE OF 1954, AS AMENDED, OR ANY SUCCESSOR OR COMPARABLE STATUTE THERETO, AND REGULATIONS PROMULGATED THEREUNDER; AND INASMUCH AS THE COMPUTATION OF NET INCOME AND GAINS FOR FEDERAL INCOME TAX PURPOSES MAY VARY FROM THE COMPUTATION THEREOF ON THE BOOKS OF THE CORPORATION, THE BOARD OF DIRECTORS SHALL HAVE THE POWER IN ITS DISCRETION TO DISTRIBUTE IN ANY FISCAL YEAR AS DIVIDENDS, INCLUDING DIVIDENDS DESIGNATED IN WHOLE OR IN PART AS CAPITAL GAIN DISTRIBUTIONS, AMOUNTS SUFFICIENT, IN THE OPINION OF THE BOARD OF DIRECTORS, TO ENABLE THE CORPORATION TO QUALIFY AS A REGULATED INVESTMENT COMPANY AND TO AVOID LIABILITY FOR THE CORPORATION FOR FEDERAL INCOME TAX IN RESPECT OF THAT YEAR. IN FURTHERANCE, AND NOT IN LIMITATION OF THE FOREGOING, IN THE EVENT THAT A CLASS OF SHARES HAS A NET CAPITAL LOSS FOR A FISCAL YEAR, AND TO THE EXTENT THAT THE NET CAPITAL LOSS OFFSETS NET CAPITAL GAINS FROM THE OTHER CLASS, THE AMOUNTS TO BE DEEMED AVAILABLE FOR DISTRIBUTION TO THE CLASS WITH THE NET CAPITAL GAIN SHALL BE REDUCED BY THE AMOUNT OF OFFSET. THE SHAREHOLDERS OF THE CLASS WITH THE NET CAPITAL GAIN SHALL BE ENTITLED TO A FULL DISTRIBUTION OF THE NET INCOME AND THE NET CAPITAL GAIN TO THE EXTENT EARNED OR REALIZED. IF THE NET CAPITAL LOSS OF A CLASS EXCEEDS THE NET CAPITAL GAIN FROM ANOTHER CLASS, THE EXCESS LOSS SHALL NOT REDUCE THE NET INVESTMENT INCOME AVAILABLE FOR DISTRIBUTION TO THE CLASS WITH THE LOSS, BUT SHALL BE CARRIED FORWARD.

                (3) IN THE EVENT OF THE LIQUIDATION OR DISSOLUTION OF THE CORPORATION, SHAREHOLDERS OF EACH CLASS SHALL BE ENTITLED TO RECEIVE, AS A CLASS, OUT OF THE ASSETS OF THE CORPORATION AVAILABLE FOR DISTRIBUTION TO SHAREHOLDERS, BUT OTHER THAN GENERAL ASSETS NOT BELONGING TO ANY PARTICULAR CLASS OF STOCK, THE ASSETS BELONGING TO SUCH CLASS; AND THE ASSETS SO DISTRIBUTABLE TO THE SHAREHOLDERS OF ANY CLASS SHALL BE DISTRIBUTED AMONG SUCH SHAREHOLDERS IN PROPORTION TO THE NUMBER OF SHARES OF SUCH CLASS HELD BY THEM AND RECORDED ON THE BOOKS OF THE CORPORATION. IN THE EVENT THAT THERE ARE ANY GENERAL ASSETS NOT BELONGING TO ANY PARTICULAR CLASS OF STOCK AND AVAILABLE FOR DISTRIBUTION, SUCH DISTRIBUTION SHALL BE MADE TO THE HOLDERS OF STOCK OF ALL CLASSES IN PROPORTION TO THE ASSET VALUE OF THE RESPECTIVE CLASSES DETERMINED AS HEREINAFTER PROVIDED.

                (4) THE ASSETS BELONGING TO ANY CLASS OF STOCK SHALL BE CHARGED WITH THE LIABILITIES IN RESPECT TO SUCH CLASS, AND SHALL ALSO BE CHARGED WITH ITS SHARE OF THE GENERAL LIABILITIES OF THE CORPORATIONO IN PROPORTION TO THE ASSET VALUE OF THE RESPECTIVE
CLASSES DETERMINED AS HEREINAFTER SET OUT. THE DETERMINATION OF THE BOARD OF DIRECTORS SHALL BE CONCLUSIVE AS TO THE AMOUNT OF
LIABILITIES, INCLUDING ACCRUED EXPENSES AND RESERVES, AS TO THE ALLOCATION OF THE SAME AS TO A GIVEN CLASS, AND AS TO WHETHER THE SAME OR GENERAL ASSETS OF THE CORPORATION ARE ALLOCABLE TO ONE OR MORE CLASSES.

           (C) EACH HOLDER OF ANY CLASS OF STOCK OF THE CORPORATION, WHO SHALL SURRENDER HIS CERTIFICATE IN GOOD DELIVERY FORM TO THE CORPORATION OR WHO, IF THE SHARES IN QUESTION ARE NOT REPRESENTED BY CERTIFICATES, SHALL DELIVER TO THE CORPORATION A WRITTEN REQUEST IN GOOD ORDER SIGNED BY THE SHAREHOLDER, SHALL BE ENTITLED TO REQUIRE THE CORPORATION, TO THE EXTENT THAT THE CLASS OF STOCK IN QUESTION HAS ASSETS LAWFULLY AVAILABLE THEREFORE AND OUT OF SUCH ASSETS, BUT NOT OTHERWISE, TO REDEEM ALL OR ANY PART OF THE SHARES OF SUCH STOCK STANDING IN THE NAME OF SUCH HOLDER ON THE BOOKS OF THE CORPORATION, AT THE NET ASSET VALUE OF SUCH SHARES, DETERMINED IN THE MANNER AND AS OF THE TIME AND PAYABLE AS PROVIDED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE CORPORATION SHALL MAKE PAYMENT FOR ANY SUCH SHARES TO BE REDEEMED AS AFORESAID, IN CASH, OR IF IN THE OPINION OF THE BOARD OF DIRECTORS, WHICH SHALL BE CONCLUSIVE, CONDITIONS EXIST WHICH MAKE PAYMENT WHOLLY IN CASH UNWISE OR UNDESIRABLE, THE CORPORATION MAY MAKE PAYMENT WHOLLY OR PARTLY IN SECURITIES OR OTHER PROPERTY BELONGING TO THE CLASS, THE VALUE OF WHICH SHALL BE DETERMINED AND IN THE MANNER HEREINAFTER PROVIDED. THE CORPORATION MAY, TO THE EXTENT NECESSARY, SELL OR CAUSE TO BE SOLD ANY SECURITIES BELONGING TO THE CLASS TO PROVIDE CASH FOR SUCH REDEMPTION BY IT OF THE SHARES OF SUCH CLASS.

                (1) THE BOARD OF DIRECTORS OF THE CORPORATION MAY, IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED,
SUSPEND THE RIGHT OF THE HOLDERS OF ANY CLASS OF STOCK OF THE
CORPORATION TO REQUIRE THE CORPORATION TO REDEEM SHARES OF SUCH CLASS.

                (2) THE BOARD OF DIRECTORS, IN THE ECONOMIC BEST INTEREST OF THE CORPORATION AND IN ORDER TO REDUCE THE DISPROPORTIONATELY BURDENSOME EXPENSES IN SERVICING SHAREHOLDER ACCOUNTS, MAY FROM TIME TO TIME, ESTABLISH UNIFORM STANDARDS WITH RESPECT TO THE MINIMUM VALUE OF A STOCKHOLDER ACCOUNT OR A MINIMUM INVESTMENT WHICH MAY BE MADE BY A STOCKHOLDER. THE BOARD OF DIRECTORS, BY RESOLUTION AND WITHOUT THE VOTE OR CONSENT OF STOCKHOLDERS, MAY REQUIRE THAT THE AGGREGATE NET ASSET VALUE OF A STOCKHOLDER ACCOUNT SHALL NOT BE LESS THAN THE MINIMUM INITIAL INVESTMENT REQUIREMENT OF THE CORPORATION AT THE TIME OF THE RESOLUTION. THE RESOLUTION MAY AUTHORIZE THE CORPORATION TO CLOSE THOSE STOCKHOLDER ACCOUNTS NOT MEETING THE SPECIFIED MINIMUM STANDARD OF VALUE BY REDEEMING ALL OF THE SHARES IN SUCH ACCOUNTS, PROVIDED THERE IS MAILED TO EACH AFFECTED STOCKHOLDER ACCOUNT, AT LEAST SIXTY (60) DAYS PRIOR TO THE PLANNED REDEMPTION DATE, A NOTICE SETTING FORTH THE MINIMUM ACCOUNT SIZE REQUIREMENT AND THE DATE ON WHICH THE ACCOUNT WILL BE CLOSED IF THE MINIMUM SIZE REQUIREMENT IS NOT MET PRIOR TO SAID CLOSING DATE.

           (D) EACH HOLDER OF ANY CLASS OF STOCK OF THE CORPORATION, WHO SURRENDERS HIS CERTIFICATE IN GOOD DELIVERY FORM TO THE CORPORATION OR, IF THE SHARES IN QUESTION ARE NOT REPRESENTED BY CERTIFICATES, WHO DELIVERS TO THE CORPORATION A WRITTEN REQUEST IN GOOD ORDER SIGNED BY THE SHAREHOLDER, SHALL BE ENTITLED TO CONVERT THE SHARES IN QUESTION ON THE BASIS HEREINAFTER SET FORTH, INTO SHARES OF STOCK OF ANY OTHER CLASS OF THE CORPORATION. THE CORPORATION SHALL DETERMINE THE NET ASSET VALUE, AS HEREINAFTER DEFINED, OF THE SHARES TO BE CONVERTED AND SHALL DEDUCT THEREFROM SUCH CONVERSION COST, HEREINAFTER DESCRIBED AND, WITHIN FIVE (5) BUSINESS DAYS AFTER SUCH SURRENDER AND PAYMENT, SHALL ISSUE TO THE SHAREHOLDER SUCH NUMBER OF SHARES OF STOCK OF THE CLASS DESIRED, TAKEN AT THE NET ASSET VALUE THEREOF DETERMINED IN THE SAME MANNER AND AT THE SAME TIME AS THAT OF THE SHARES SURRENDEREDO WHICH SHALL EQUAL THE NET ASSET VALUE OF THE SHARES SURRENDERED LESS CONVERSION COST AS AFORESAID. ANY AMOUNT REPRESENTING A FRACTION OF A SHARE MAY BE PAID IN CASH AT THE OPTION OF THE CORPORATION. THE CONVERSION COST ABOVE MENTIONED SHALL BE DETERMINED BY ADDING A TRANSACTION CHARGE AS DETERMINED BY THE BOARD OF DIRECTORS. THE TRANSACTION CHARGE MAY BE PAID AND/OR ASSIGNED BY THE CORPORATION TO THE UNDERWRITER AND/OR ANY OTHER AGENCY, AS IT MAY ELECT. UPON ANY CONVERSION TAKING PLACE, PROPER TRANSFER SHALL BE MADE BETWEEN THE ASSETS BELONGING TO THE RESPECTIVE CLASSES OF STOCK. THE BOARD OF DIRECTORS MAY LIMIT THIS CONVERSION PRIVILEGE TO SHARES WHICH HAVE BEEN HELD FOR SUCH REASONABLE PERIOD OF TIME AS THE DIRECTORS MAY DETERMINE.

           (E) THE AGGREGATE NET ASSET VALUE PER SHARE OF A CLASS OF THE CORPORATION'S CAPITAL STOCK SHALL BE DETERMINED IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT OF 1940 AS AMENDED, AND WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, BY ADDING THE MARKET OR APPRAISED VALUE OF ALL SECURITIES, CASH AND OTHER ASSETS OF THE CORPORATION PERTAINING `TO THAT CLASS, SUBTRACTING THE LIABILITIES DETERMINED BY THE BOARD OF DIRECTORS TO BE APPLICABLE TO THAT CLASS, AND DIVIDING THE NET RESULT BY THE NUMBER OF SHARES OF THAT CLASS OUTSTANDING. SECURITIES AND OTHER INVESTMENTS AND ASSETS WILL BE VALUED AT FAIR VALUE AS DETERMINED IN GOOD FAITH BY THE BOARD OF DIRECTORS.

        THIRD: The shares aforesaid have been duly classified by the board of directors pursuant to authority and power contained in the charter of the Corporation.

IN WITNESS WHEREOF, The D. L. BABSON MONEY MARKET FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and witnessed (or attested) by its Secretary on April 20, 1982.

D.L. BABSON MONEY MARKET FUND, INC.

by Alfred J. Hoffman
President, Alfred J. Hoffman

Witness:   (Attest)
/s/Jacqueline B. Willhite, Secretary
Jacqueline B. Willhite
Secretary


THE UNDERSIGNED, President of D.L. BABSON MONEY MARKET FUND9 INC., who executed on behalf of said corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges, in the name and an behalf of said corporation, the, foregoing Articles Supplementary to be the corporate act of said corporation and further certifies that, to the best of his knowledge,information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/Alfred J. Hoffman
Alfred J. Hoffman